UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 22, 2024
DZS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5700 Tennyson Parkway, Suite 400
Plano, TX 75024
(Address of Principal Executive Offices, Including Zip Code)
(469) 327-1531
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 22, 2024, DZS Inc. (the “Company”) announced the appointment of Brian Chesnut as the Company’s Chief Accounting Officer, effective as of such date. Mr. Chesnut will report directly to the Company’s Chief Financial Officer, Misty Kawecki, and will also work closely with senior leadership and the Company’s new independent public accounting firm, BDO USA, P.C., and oversee all corporate accounting functions, including reporting, governance and internal controls.
Mr. Chesnut, age 45, brings to the Company nearly 15 years of accounting leadership experience. Prior to joining the Company, Mr. Chesnut was the Vice President and Head of Corporate Accounting for Continental Battery Systems (“Continental”) from 2022 to 2024, where he helped manage $1 billion in revenue for Continental’s U.S. and Canadian divisions, led a successful Enterprise Resource Planning implementation to combine seven legacy companies and established internal controls to improve financial statement reporting. Mr. Chesnut also served in various senior management roles with several public companies which included Jacobs Engineering from 2019 to 2022, where he designed and implemented a consolidation process to improve reporting on $1.5 billion in revenue from Jacobs’ joint ventures.
Item 7.01 Regulation FD Disclosure.
On April 22, 2024, the Company issued a press release regarding the appointment of Mr. Chesnut as the Company’s Chief Accounting Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, are deemed to be “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release issued on April 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2024	DZS Inc.

	By:	/s/ Misty Kawecki
Misty Kawecki
Chief Financial Officer